UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: November 16, 2017

(Date of earliest event reported)

Advanced Disposal Services, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37904	90-0875845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Fort Wade Road
Ponte Vedra, Florida 32081
(Address of principal executive offices and zip code)

(904) 737-7900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry into a Material Definitive Agreement.

Amended and Restated Credit Agreement

On November 21, 2017, Advanced Disposal Services, Inc. (the “Company”), entered into Amendment No. 1 (the “Amendment”) to that Credit Agreement, dated as of October 9, 2012 (as amended and restated as of November 10, 2016, the “Amended and Restated Credit Agreement”) among the Company, the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent and as collateral agent. The Amendment reduces the Company’s applicable margin on its Term Loans by 0.50% per annum.

The foregoing description of the Amendment is qualified in its entirety by reference to the full and complete terms contained in the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01              Other Events.

Completion of Secondary Public Offering

On November 21, 2017, the Company issued a press release announcing the completion of its offering (the “Offering”) of 6,751,860 shares of common stock by certain of the Company’s legacy stockholders (the “Selling Stockholders”) for cash consideration of $22.40 per share to Credit Suisse Securities (USA) LLC, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-221612), filed on November 16, 2017, as supplemented by the prospectus supplement dated November 16, 2017. The Company is not selling any stock in this transaction and will not receive any proceeds from the sale of the shares by the Selling Stockholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 8.01.

Underwriting Agreement

In connection with the Offering, on November 16, 2017, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with the Company, the Selling Stockholders and Credit Suisse Securities (USA) LLC. The Underwriting Agreement is attached as Exhibit 1.1 to this Current Report and is incorporated by reference into this Item 8.01. The Underwriting Agreement is incorporated by reference into the above referenced registration statement on Form S-3.

Item 9.01             Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 16, 2017, by and among Advanced Disposal Services, Inc., each of the Selling Stockholders and Credit Suisse Securities (USA) LLC
10.1

Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of October 9, 2012 (as amended and restated as of November 10, 2016), by and among the Company, the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent and as collateral agent

99.1	Press Release of Advanced Disposal Services, Inc., dated November 21, 2017 Announcing Closing of Secondary Offering Of Common Stock And Debt Refinancing

Exhibit Index

Number and Description of Exhibit

1.1	Underwriting Agreement, dated November 16, 2017, by and among Advanced Disposal Services, Inc., each of the Selling Stockholders and Credit Suisse Securities (USA) LLC
10.1

Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of October 9, 2012 (as amended and restated as of November 10, 2016), by and among the Company, the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent and as collateral agent

99.1	Press Release of Advanced Disposal Services, Inc., dated November 21, 2017 Announcing Closing of Secondary Offering Of Common Stock And Debt Refinancing

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Disposal Services, Inc.

	By:	/s/ Jeffrey C. Everett
	Name :	Jeffrey C. Everett
	Title:	Vice President, Associate General Counsel

Dated: November 21, 2017